UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Florida                        001-12111                  65-0271219
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)

                1301 Concord Terrace                                 33323
                     Sunrise, FL
       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 384-0175

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

On November 2, 2005, Pediatrix Medical Group, Inc. (the "Company") issued a press release ("Press Release") announcing its results of operations for the three months and nine months ended September 30, 2005. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated in this Current Report by reference.

Item 7.01. Regulation FD Disclosure.
------------------------------------

The Company also announced in the Press Release that it has re-affirmed its previously announced earnings per share guidance for the three months ended December 31, 2005.

The information in Item 7.01 of this Current Report, and in the accompanying exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 7.01 of this Current Report and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Voluntary Disclosure of Other Events.
------------------------------------------------

The Company also announced in the Press Release that its Board of Directors authorized a new share repurchase program, pursuant to which the Company may purchase up to $50 million of its common stock in open market purchases based upon general economic and market conditions.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

Item 9.01(a) Financial Statements of businesses acquired:
         Not applicable.

Item 9.01(b) Pro Forma Financial Information:
         Not applicable.

Item 9.01(c) Exhibits:

         99.1 Press Release of Pediatrix Medical Group, Inc. dated November 2, 2005.



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                                   SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PEDIATRIX MEDICAL GROUP, INC.
                                                            (Registrant)

Date: November 2, 2005                             By:  /s/ Karl B. Wagner
                                                      --------------------------
                                                         Karl B. Wagner
                                                         Chief Financial Officer




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(c) Exhibits

                99.1 Press Release of Pediatrix Medical Group, Inc., dated November 2, 2005.